May 10, 2023

BNY MELLON ETF TRUST

BNY Mellon Sustainable International Equity ETF

BNY Mellon Sustainable Global Emerging Markets ETF

Supplement to Current Prospectus

Effective on or about May 31, 2023, the following information supplements the information in the section "Fund Details – Management" in the funds' prospectus:

Newton Investment Management Limited (NIM), each fund's sub-adviser, has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (NIMNA), to enable NIMNA to provide certain advisory services to NIM for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of NIM and BNY Mellon ETF Investment Adviser, LLC (Adviser), each fund's investment adviser. NIMNA is also an affiliate of the Adviser. NIMNA is an indirect wholly-owned subsidiary of BNY Mellon registered in the United States with the Securities and Exchange Commission as an investment adviser. NIMNA's principal office is located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108. As of December 31, 2022, NIMNA had approximately $52.3 billion in assets under management. A discussion regarding the basis for the board's approving the sub-sub-investment advisory agreement between NIM and NIMNA will be available in each fund's next shareholder report.

4859-4860S0523